UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

COMC, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-16472	95-4628378
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4030 Pike Lane, Suite C
Concord, California 94520
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 849-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On April 26, 2005, the Registrant and Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), entered into an Amendment and Waiver (the “Amendment and Waiver”) in connection with that certain Registration Rights Agreement dated as of November 30, 2004 by and between the Registrant and Laurus (the “Registration Rights Agreement”). A copy of the Amendment and Waiver is attached as Exhibit 99.2 and is incorporated by reference into this Item 1.01.

The Registration Rights Agreement called for the Registrant to cause a registration statement covering certain securities held by Laurus (the “Registration Statement”) to be declared effective by the Commission within 120 days of the execution of the Registration Rights Agreement. The Registrant was unable to cause the Registration Statement to be declared effective within this time frame and as a result became obligated to pay to Laurus certain liquidated damages (the “Liquidated Damages”) pursuant to the terms of the Registration Rights Agreement. As of April 26, 2005, the Registrant had not paid such Liquidated Damages to Laurus.

Pursuant to the Amendment and Waiver, Laurus agreed to extend the date by which registration must be effective to May 30, 2005 (the “New Effectiveness Date”) and to waive any Liquidated Damages which may have become due prior to the New Effectiveness Date. In return, the Registrant agreed to issue to Laurus the warrant described at Item 3.02 below. In the event that the Registration Statement is not declared effective by the New Effectiveness Date, the Registrant will become obligated to pay additional Liquidated Damages to Laurus.

ITEM 3.02 Unregistered Sale of Equity Securities

In connection with the Amendment and Waiver, the Registrant issued to Laurus a seven year warrant to purchase up to 1,000,000 shares of the Registrant’s common stock at an exercise price of $0.23 per share (the “Warrant”). A copy of the Warrant is attached as Exhibit 99.3 and is incorporated by reference into this Item 3.02. Pursuant to the Amendment and Waiver, the Registrant has agreed to register the shares issuable upon the exercise of the Warrant within six months.

In issuing the Warrant, the Registrant relied upon the exemptions from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, as Laurus is an “accredited investor” as defined in Rule 501(a) of Regulation D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMC, INC.

Date: May 2, 2005	By:	/s/ Janice B. Fuellhart

Janice B. Fuellhart Chief Executive Officer

EXHIBITS

99.1	Registration Rights Agreement dated as of November 30, 2004 by and between COMC, Inc. and Laurus Master Fund, Ltd.(1)

99.2	Amendment and Waiver dated as of April 26, 2005 by and between COMC, Inc. and Laurus Master Fund, Ltd.

99.3	Common Stock Purchase Warrant issued on April 26, 2005 by COMC, Inc. in favor of Laurus Master Fund, Ltd.

(1)	Incorporated by reference to the Form 8-K/A of the Registrant dated December 13, 2004.